                                 ADJUSTABLE RATE NOTE

THIS NOTE CONTAINS PROVISIONS ALLOWING FOR CHANGES IN MY INTEREST RATE AND MY MONTHLY PAYMENT. THIS NOTE LIMITS THE MAXIMUM RATE I MUST PAY.

    OCTOBER 6, 1989               Newport Beach            California
-----------------------

                    31 MENTONE DRIVE, CARMEL HIGHLANDS, CA.  93923

                                  (Property Address)

1.  BORROWER'S PROMISE TO PAY

    In return for a loan that I have received, I promise to pay U.S.
$ 435,000.00 (this amount is called "principal"), plus interest, to the order of the Lender. The Lender is Boston Safe Deposit and Trust Company. I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this
Note is called the "Note Holder".

2.  INTEREST

    Interest will be charged on unpaid principal until the full amount of principal has been paid. I will pay interest for the first six (6) months of this loan at a yearly rate of 10.00%. The interest rate I will pay will change in accordance with Section 4 of this Note.
    The interest rate required by this Section 2 and Section 4 of this Note is the rate I will pay both before and after any default described in Section 7(B) of this Note.

3.  PAYMENTS

    (A) Time and Place of Payments
    For the first 120 months of my loan I will pay all interest due monthly in arrears. My first monthly interest payment will be due on December 1, 1989.

    Beginning with my payment due on December 1, 1999, I will pay principal and interest by making payments every month. My monthly payments will be applied to interest before principal. If on November 1, 2014. I still owe amounts under this Note, I will pay those amounts in full. This date is called the "Maturity Date".

    I will make my monthly payments at One Boston Place, Boston, MA 02108, or at a different place if required by the Note Holder.

    (B) Amount of My Initial Monthly Payments.
    Each of my initial monthly interest payments will be in the amount of U.S. $ 3625.00. This amount may change.

    (C) Monthly Payment Changes
    Changes in my monthly payment will reflect changes in the unpaid principal of my loan and in the interest rate that I must pay. The Note Holder will determine my new interest rate and the changed amount of my monthly payment in accordance with Section 4 of this Note.

4.  INTEREST RATE AND MONTHLY PAYMENT CHANGES

    (A) Change Dates
    The interest rate I will pay may change on the first day of May, 1990 and on the first day of every 6th month thereafter. Each date on which my interest rate could change is called a "Change Date."

    (B) The Index
    Beginning with the first Change Date, my interest rate will be based on an Index. The "Index" is the Prime Rate reported in THE WALL STREET JOURNAL (Eastern Edition) in its general guide to money rates as the base rate on corporate loans at large U.S. money center commercial banks. If this rate is reported as a range of


52 Note                                  -1-
rates, the rate used will be the highest rate reported. The most recent Index figure available as of the date 45 days before each Change Date is called the "Current Index."

    If the Index is no longer available, the Note Holder will choose a new index which is based upon comparable information. The Index may not be reported in THE WALL STREET JOURNAL or any other newspaper, but will be an Index about which public information is readily available. The Note Holder will give me notice of this choice.

    (C) Calculations of Changes
    Before each Change Date, the Note Holder will calculate my new interest rate by adding 0.00 percentage points ( 0.00 %) to the Current Index. The Note Holder will then round the result of this addition to the nearest one-eight of one percentage point (0.125%). Subject to the limits stated in Section 4(D) below, this rounded amount will be my new interest rate until the next Change Date.

    During the first 120 months of this loan, the Note Holder will determine the amount of my new monthly payment that will be sufficient to pay the monthly interest charges on my loan at my new interest rate. Beginning with the Change Date on November 1, 1999, the Note Holder will determine the amount of the monthly payment that would be sufficient to repay the unpaid principal in full on the Maturity Date at my new interest rate in substantially equal payments.

    (D) Limits on Interest Rate Changes
         During the first 300 months of this loan, the interest rate I am required to pay at any Change Date will not be greater than 18.00%. Thereafter, my interest rate will never be greater than 18.00%.

    (E) Effective Dates of Changes
    My new interest rate will become effective on each Change Date. I will pay the amount of my new monthly payment beginning on the first monthly payment date after the Change Date until the amount of my monthly payment changes again.

    (F) Notice of Changes
    The Note Holder will deliver or mail to me a notice of any changes in my interest rate and the amount of my monthly payment before the effective date of any change. The notice will include information required by law to be given me and also the title and telephone number of a person who will answer any question I may have regarding this notice.

5.  BORROWERS RIGHT TO PREPAY

    I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment". When I make a prepayment, I will tell the Note Holder in writing that I am doing so.

    I may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of my prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no changes in the due dates of my monthly payments unless the Note Holder agrees in writing to those changes. My partial prepayment may reduce the amount of my monthly payments after the first Change Date following my partial prepayment. However, any reduction due to my partial prepayment may be offset by an interest rate increase.

6.  LOAN CHARGES

    If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then:
(i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the principal I owe under this Note or by making a direct payment to me. If a refund reduces principal, the reduction will be treated as a partial prepayment.

52 Note                                  -2-

7.  BORROWER'S FAILURE TO PAY AS REQUIRED

    (A) Late Charges for Overdue Payments
    If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.00% of my overdue payment of principal and interest. I will pay this late charge promptly but only once on each late payment.

    (B) Default
    If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

    (C) Notice of Default
    If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is delivered or mailed to me.

    (D) No Waiver By Note Holder
    Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

    (E) Payment of Note Holder's Costs and Expenses
    If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

8.  GIVING OF NOTICES

    Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.
    Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

9.  OBLIGATIONS OF PERSONS UNDER THIS NOTE

    If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

10. WAIVERS

    I and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

11. UNIFORM SECURED NOTE

    This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security

52 Note                                  -3-

Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

    Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if: (a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonably determines that Lender's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

    To the extent permitted by applicable law, Lender may charge a reasonable fee as a condition to Lender's consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to Lender and that obligates the transferee to keep all the promises and agreements made in the Note and in this Security Instrument. Borrower will continue to be obligated under the Note and this Security Instrument unless Lender releases Borrower in writing.

    If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

WITNESS:

                                            /s/ Alfred G. Scheid
-----------------------------------         -----------------------------------
                                            Borrower   ALFRED G. SCHEID



                                            -----------------------------------
                                            Borrower


                                            -----------------------------------
                                            Borrower


                                            -----------------------------------
                                            Borrower


                                            [Sign Original Only]





52 Note                                  -4-

                                ADJUSTABLE RATE RIDER

    THIS ADJUSTABLE RATE RIDER is made this 6th day of October, 1989, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust or Security Deed (the "Security Instrument") of the same date given by the undersigned (the "Borrower") to secure Borrower's Adjustable Rate Note (the "Note") to Boston Safe Deposit and Trust Company (the "Lender") of the same date and covering the property described in the Security Instrument and located at:


                    31 MENTONE DRIVE, CARMEL HIGHLAND, CA.  93923

                                  [Property Address]

    THE NOTE CONTAINS PROVISIONS ALLOWING FOR CHANGES IN THE INTEREST RATE AND THE MONTHLY PAYMENT THE NOTE LIMITS THE MAXIMUM RATE THE BORROWER MUST PAY.

    ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree as follows:

A.  INTEREST RATE AND MONTHLY PAYMENT CHANGES

The Note provides for an initial interest rate of 10.000%. The Note provides for changes in the interest rate and the monthly payments, as follows:

4.  INTEREST RATE AND MONTHLY PAYMENT CHANGES

    (A) Change Dates

    The interest rate I will pay may change on the first day of May __, 1990, and on the first day of every 6th month thereafter. Each date on which my interest rate could is called a "Change Date."

    (B) The Index

    Beginning with the first Change Date, my interest rate will be based on an Index. The "Index" is the Prime Rate reported in THE WALL STREET JOURNAL (Eastern Edition) in its general guide to money rates as the base rate on corporate loans at large U.S. money center commercial banks. If this rate is reported as a range of rates, the rate used will be the highest rate reported. The most recent Index figure available as of the date 45 days before each Change Date is called the "Current Index".

    If the Index is no longer available, the Note Holder will choose a new index which is based upon comparable information. The Index may not be reported in THE WALL STREET JOURNAL or any other newspaper, but will be an Index about which public information is readily available. The Note Holder will give me notice of this choice.

    (C) Calculation of Change

    Before each Change Date, the Note Holder will calculate my new interest rate by adding 0.00 percentage points (0.00%) to the Current Index. The Note Holder will then round the result of this addition to the nearest one-eight of one percentage point (0.125%). Subject to the limits stated in Section 4(D) below, this rounded amount will be my new interest rate until the next Change Date.

    During the first 120 months of this loan, the Note Holder will determine the amount of my new monthly payment that will be sufficient to pay the monthly interest charges on my loan at my new interest rate. Beginning with the Change Date on December 1, 1999, the Note Holder will determine the amount of the monthly payment that would be sufficient to repay the unpaid principal in full on the Maturity Date at my new interest rate in substantially equal payments.

    (D) Limits on Interest Rate Changes

    During the first 300 months of the loan, the interest rate I am required to pay at any Change Date will not be greater than 18.00%. Thereafter, my interest rate will never be greater than 18.00%.

    (E) Effective Date of Changes

    My new interest rate will become effective on each Change Date. I will pay the amount of my new monthly payment beginning on the first monthly payment date after the Change Date until the amount of my monthly payment changes again.

    (F) Notice of Changes

    The Note Holder will deliver or mail to me a notice of any changes in my interest rate and the amount of my monthly payment before the effective date of any change. The notice will include information required by law to be given me and also the title and telephone number of a person who will answer any question I may have regarding the notice.


B.  TRANSFER OF THE PROPERTY OR A BENEFICIAL INTEREST IN BORROWER.

Uniform Covenant 17 of the Security Instrument is amended to read as follows:

    Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender is exercise is prohibited by federal law as of the date of this Security Instrument. Lender also shall not exercise this option if: (a) Borrower causes to be submitted to Lender information required by Lender to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) Lender reasonably determines that Lender's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in this Security Instrument is acceptable to Lender.

    To the extent permitted by applicable law, Lender may charge a reasonable fee as a condition to lender's consent to the loan assumption. Lender may also require the transferee to sign an assumption agreement that is acceptable to lender and that obligates the transferee to keep all the promises and agreements made in the Note and in this Security Instrument. Borrower will continue to be obligated under the Note and this Security Instrument unless Lender releases Borrower in writing.

    If Lender exercises the option to require immediate payment in full, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice of demand on Borrower.

    BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Adjustable Rate Rider.


/s/ Alfred G. Scheid               (Seal)                               (Seal)
-----------------------------------      -------------------------------
Borrower       ALFRED G. SCHEID          Borrower


                                   (Seal)                               (Seal)
-----------------------------------      -------------------------------
Borrower                                 Borrower




                                      -2-